GUARANTY

          THIS GUARANTY (“Guaranty”), dated June 15, 2009, is made by Carbiz, Inc., whose address is 7115 16th Street, Suite 105, Sarasota, Florida 34243-6816 (“Guarantor”), in favor of WELLS FARGO PREFERRED CAPITAL, INC. (“WFPC”), an Iowa corporation with offices at 800 Walnut Street, Des Moines, Iowa.

BACKGROUND

          A.      WFPC is contemporaneously herewith entering into a Loan and Security Agreement dated as of the date hereof (as may be amended, supplemented, modified or otherwise restated from time to time, the “Loan Agreement”), with CARBIZ USA INC., CARBIZ AUTO CREDIT, INC., CARBIZ AUTO CREDIT AQ, INC., TEXAS AUTO CREDIT, INC., CARBIZ AUTO CREDIT JV1, LLC, CARBIZ AUTO CREDIT IN1, INC., CARBIZ AUTO CREDIT IN2, INC., CARBIZ AUTO CREDIT IN3, INC., CARBIZ AUTO CREDIT IN4, INC., CARBIZ AUTO CREDIT NE, INC. (“Borrowers”) under which WFPC has agreed to make loans and advances to Borrowers from time to time.

          B.      It is a condition precedent to WFPC entering into the Loan Agreement that Guarantor shall have executed and delivered to WFPC this Guaranty.

NOW, THEREFORE, in order to induce WFPC to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Guarantor does hereby covenant and agree with WFPC as follows:

          1.      Definitions and Construction. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined in the Loan Agreement and not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

          2.      Guaranty. Guarantor, absolutely, unconditionally, jointly and severally, and without limit, guarantees and becomes surety for the full, prompt and punctual payment to WFPC, as and when due, whether at maturity, by acceleration or otherwise, of any and all indebtedness, and performance of any and all liabilities and obligations of Borrower to WFPC created at any time under, or pursuant to the terms of the Loan Agreement (including, without limitation, the Obligations as defined in the Loan Agreement) and of the promissory notes issued by Borrowers in favor of WFPC, evidencing the same (as may be amended, supplemented, modified or restated from time to time, each a “Note” and collectively, the “Notes”), whether for principal, interest, premiums, fees, expenses or otherwise (all such indebtedness, liabilities and obligations being herein called collectively the “Obligations”), together with any and all expenses, including without limitation reasonable attorneys’ fees and disbursements, which may be incurred by WFPC in collecting any or all of the Obligations or enforcing any and all rights against Guarantor under this Guaranty (herein the “Expenses”). Without limiting Guarantor’s obligations hereunder and notwithstanding any purported termination of this Guaranty, if any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, dissolution, assignment for the benefit of creditors, or similar event with respect to Borrowers or any co-guarantor or endorser of all or any of the Obligations shall occur, and such occurrence shall result in the return of (or in such event any agent shall be requested to return) any payment or performance of any of the Obligations or Expenses, then (a) without further notice, demand or other action, the obligations of Guarantor hereunder shall be reinstated with respect to (i) such payment or performance returned (or requested to be returned) and (ii) with respect to all further obligations arising as a result of such return or request, and (b) Guarantor shall thereupon be liable therefor, without any obligation on the part of WFPC to contest or resist any such return.

          3.      Nature and Term of Guaranty.

                  (a)      The obligations and liability of Guarantor under this Guaranty shall be independent, joint and several, absolute, primary and direct, irrevocable and unconditional, regardless of any non-perfection of any collateral security for the Obligations; any lack of validity or enforceability of the Loan Agreement or the Note or any of the Obligations or Expenses; the voluntary or involuntary liquidation, dissolution, sale or other disposition of all, or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, Bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting any Borrower or Guarantor or any co-guarantor or endorser of, any or all of the Obligations and Expenses or any of the assets of any of them, or any contest of the validity of this Guaranty in any such proceeding; or any law, regulation or decree now or hereafter in effect in any jurisdiction which might in any manner affect any of such terms or provisions or any of the rights of WFPC with respect thereto or which might cause or permit any Borrower or any co-guarantor or endorser of the Obligations and Expenses to invoke any defense to, or any alteration in the time, amount or manner of payment of any or all of the Obligations and Expenses or performance of this Guaranty.

                  (b)      The dissolution or adjudication of bankruptcy of Guarantor shall not revoke this Guaranty. If the Guarantor shall be dissolved or shall become insolvent (however defined), then WFPC shall have the right to declare immediately due and payable, and Guarantor will forthwith pay to WFPC, the full amount of all of the Obligations whether due and payable or unmatured. If Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all of the Obligations, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

                  (c)      This Guaranty is a continuing guaranty and shall remain in full force and effect until the Obligations, the Expenses and any and all other amounts payable hereunder shall have been paid in full and no further loans or advances are available under the Loan Agreement and the period during which any payment by Borrowers or Guarantor is or may be subject to rescission, avoidance or refund under the Bankruptcy Code (or any similar state statute) shall have expired.

          4.      Payment in Accordance with Note and Loan Agreement.

                  (a)      Guarantor hereby guaranties that the Obligations and Expenses shall be paid and performed strictly in accordance with the terms of the Note and the Loan Agreement.

                  (b)      If any Obligation or Expense is not paid or performed by the Borrowers punctually, subject to any applicable grace period, including without limitation any Obligation due by acceleration of the maturity thereof, Guarantor will, upon WFPC’s demand, without duplication, immediately pay or perform such Obligation or Expense or cause the same to be paid or performed. Guarantor will pay to WFPC, upon demand, without duplication, all costs and expenses, including the Expenses, which may be incurred by WFPC in the collection or enforcement of the Guarantor’s obligations under this Guaranty.

          5.      Rights and Remedies of WFPC. WFPC, in its sole discretion, may proceed to exercise any right or remedy which it may have under this Guaranty against Guarantor without first pursuing or exhausting any rights or remedies which it may have against Borrowers or against any other person or entity or any collateral security, and may proceed to exercise any right or remedy which it may have under this Guaranty without regard to any actions or omissions of any other person or entity, in any manner or order, without any obligation to marshal in favor of Guarantor or other persons or entities and without releasing Guarantor’s obligations hereunder with respect to any unpaid Obligations and Expenses. No remedy herein conferred upon or reserved to WFPC is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity.

          6.      Actions Not Affecting Guaranty. WFPC, at any time or from time to time, in such manner and upon such terms as it may deem proper, may extend or change the time of payment or the manner or place of payment of, or otherwise modify or waive any of the terms of, or release, exchange, settle or compromise any or all of the Obligations and Expenses or any collateral security therefor, or subordinate payment of the same, or any part thereof, to the payment of any other indebtedness, liabilities or obligations of Borrowers which may at any time be due or owing to WFPC, or elect not to enforce any of WFPC’s rights with respect to any or all of the Obligations and Expenses or any collateral security therefor, all without notice to, or further assent of Guarantor and without releasing or affecting Guarantor’s obligations hereunder.

          7.      Payments Under Guaranty.

                  (a)      All payments by Guarantor hereunder shall be made in immediately available funds and in lawful money of the United States of America to WFPC as set forth in the Loan Agreement or otherwise directed by WFPC. All payments by Guarantor under this Guaranty shall be made by Guarantor solely from Guarantor’s own funds and not from any funds of Borrowers. All payments and amounts due WFPC under or in connection with this Guaranty shall be paid to WFPC free and clear of any and all Foreign Taxes (as hereinafter defined). If any Foreign Taxes must be deducted or withheld from any amounts payable to WFPC, the amount payable shall be increased to yield to WFPC (after payment of all Foreign Taxes) the full dollar amount projected for payment. Whenever Guarantor pays any Foreign Tax on behalf of WFPC, Guarantor will promptly send to WFPC such documentary evidence of payment as WFPC may reasonably require. If WFPC is allowed a credit against its Canadian federal income taxes in respect of such Foreign Tax, WFPC will make annual refunds to Guarantor of the amount of such credits which are actually applied against income taxes for the applicable year. WFPC will make the final determination of whether and to what extent such credit is allowed. For the purposes of this paragraph, “Foreign Taxes” means any and all taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature imposed by the United States of America or any of its political subdivisions.

                  (b)      This Guaranty is made by Guarantor in connection with a financing transaction in which the specification of payments is in US Dollars (“Dollars”) and payment at the designated place of payment is of the essence, and Dollars shall be the currency of accounting in all events. The payment obligations of Guarantor under this Guaranty shall not be discharged by any amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that any amount so paid on conversion to Dollars and transferred to the designated place of payment under normal banking procedures does not yield the amount of Dollars due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency (the “Judgment Currency”), the rate of exchange which shall be applied shall be that at which, in accordance with normal banking procedures, WFPC could purchase Dollars with the Judgment Currency at a bank located in the City of Toronto on the business day on which such payment is received, or if received on a day other than a business day, on the next succeeding business day. The obligation of Guarantor in respect of any such sum due from it to WFPC shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that any sum adjudged to be due hereunder in the Judgment Currency may, in accordance with normal banking procedures, be used by WFPC as and when provided above to purchase and transfer Dollars with the amount of the Judgment Currency so adjudged to be due. Guarantor hereby agrees, as a separate obligation and notwithstanding any such judgment, to indemnify WFPC against, and to pay WFPC on demand, Dollars in the amount equal to any difference between the sum originally due to WFPC in Dollars and the amount of Dollars so purchased and transferred.

          8.      Modifications and Waivers. No failure or delay on the part of WFPC in exercising any power or right under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power under this Guaranty. No modification or waiver of any provision of this Guaranty nor consent to any departure therefrom shall, in any event, be effective unless the same is in writing signed by WFPC and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to, or demand on Guarantor, in any case, shall entitle Guarantor to any other or further notice or demand in similar or other circumstances.

          9.      Guarantor’s Waiver. Guarantor hereby waives promptness, diligence, presentment, demand, notice of acceptance and any other notice with respect to any of the Obligations, the Expenses and this Guaranty.

          10.      Subordination of Subrogation. Guarantor hereby expressly agrees that it shall not exercise against Borrowers, any other guarantor, maker, endorser or person (a) any right which Guarantor may now have or hereafter acquire by way of subrogation under this Guaranty, by law or otherwise or by way of reimbursement, indemnity, exoneration, or contribution; or (b) any right to assert defenses as the primary obligor of the Obligations; or (c) any other claim which it now has or may hereafter acquire against Borrowers or any other person or against or with respect to Borrowers’ property (including, without limitation, any property which has been pledged to secure the Obligations); or (d) any right to enforce any remedy which Guarantor may now have or hereafter acquire against Borrowers or any other guarantor, maker or endorser; in any case, whether any of the foregoing claims, remedies and rights may arise in equity, under contract, by payment, statute, common law or otherwise until all Obligations and Expenses have been indefeasibly paid in full. If in violation of the foregoing any amount shall be paid to Guarantor on account of any such rights at any time, such amount shall be held in trust for the benefit of WFPC, and shall forthwith be paid to WFPC to be credited and applied against the Obligations and Expenses, whether matured or unmatured, in accordance with the terms of the Notes and the Loan Agreement.

          11.      No Setoff. No setoff, counterclaim, deduction, reduction, or diminution of any obligation, or any defense of any kind or nature which Guarantor has or may have against any Borrowers or WFPC shall be available hereunder to such Guarantor.

          12.      Representations and Warranties. Guarantor hereby represents and warrants as follows:

                  (a)      Guarantor is a corporation organized under the laws of Ontario, Canada, and is duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty.

                  (b)      The execution, delivery and performance by Guarantor of this Guaranty has been duly authorized by all necessary action of its directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation and bylaws or any agreement presently binding on it

                  (c)      This Guaranty has been duly executed and delivered by the authorized officers of the Guarantor and constitutes its lawful, binding and legally enforceable obligation.

                  (d)      The authorization, execution, delivery and performance of this Guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

                  (e)      There is no pending or threatened action or proceeding affecting Guarantor before any court, governmental agency or arbitrator which may materially adversely affect the financial condition of Guarantor.

     13.      Covenants. Guarantor covenants and agrees that, so long as any part of the Obligations and Expenses shall remain unpaid:

                  (a)      Guarantor shall furnish WFPC, within 120 days after the end of each calendar year, financial statements in form satisfactory to WFPC. The financial statements shall include, and indicate Guarantor’s interests in jointly owned assets and any joint or contingent liabilities of Guarantor.

                  (b)      Guarantor shall prepare and timely file all federal, state, provincial and local tax returns required to be filed by the Guarantor and shall submit to WFPC a copy of his federal tax return immediately after filing same with the Internal Revenue Service.

          14.      Addresses for Notices. All requests, consents, notices and other communications required or permitted hereunder or in connection herewith shall be deemed satisfactorily given if in writing and delivered personally or by registered or certified mail, postage pre-paid, by reliable overnight courier, or by telecopier to the parties at their respective addresses set forth below or at such other address as may be given by any party to the other in writing in accordance with this Section 14:

If to Guarantor:	to Guarantor at the address listed in the preliminary paragraph of this Guaranty.

If to Borrowers:	Carbiz USA Inc.
7115 16th Street
Suite 105
Sarasota, FL 34243-6816
Attn: Mr. Stanton Heintz
Facsimile: (941) 308-2718

If to WFPC:	Wells Fargo Preferred Capital, Inc.
1760 Market Street, Suite 300
Philadelphia, Pennsylvania 19103
Attn: Mr. William Laird, Senior Vice President
Facsimile: (215) 569-0251

With a copy to:	Blank Rome LLP
One Logan Square
Philadelphia, Pennsylvania 19103
Attn: Kevin J. Baum, Esquire
Facsimile: (215) 832-5612

          15.      Continuing Guaranty; Transfer of Note. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the Obligations, the Expenses and all other amounts payable under this Guaranty shall have been paid in full and the period during which any payment by Borrowers or Guarantor is or may be subject to avoidance or refund under the United States Bankruptcy Code (or any similar statute) shall have expired, (b) be binding upon Guarantor and the personal representatives, heirs, successors and assigns of Guarantor, and (c) inure to the benefit of, and be enforceable by WFPC and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), WFPC may endorse, assign or otherwise transfer the Note to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to WFPC herein or otherwise.

          16.      Entire Agreement. This Guaranty constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          17.      Severability.

                      (a)      The invalidity or unenforceability of any one or more portions of this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty.

                      (b)      Guarantor and WFPC agree that in an action or proceeding involving any state or federal Bankruptcy, insolvency or other law affecting the rights of creditors generally:

                                   (i)      If any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Guaranty in any jurisdiction.

                                   (ii)      If the guaranty hereunder by Guarantor would be held or determined to be void, invalid or unenforceable on account of the amount of its aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by Guarantor, WFPC or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

                                   (iii)      If any other guaranty by any one or more other guarantor is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect:

                                                 (A)      the validity and enforceability of the guaranty hereunder by Guarantor, which shall continue in full force and effect in accordance with its terms; or

                                                 (B)      the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable.

          18.      Counterparts. This Guaranty may be executed by Guarantor in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          19.      Governing Law. This Guaranty shall be deemed to be a contract under the laws of the State of Iowa and for all purposes shall be governed by and construed in accordance with such laws.

          20.      Jurisdiction, Venue, Trial By Jury. Guarantor hereby (a) agrees that any litigation, action or proceeding arising out of or relating to this Guaranty shall be instituted in the courts of the State of Iowa or the United States District Courts for the Districts of Iowa; (b) waives any objection which Guarantor might have now or hereafter to the venue in such courts of any such litigation, action or proceeding; (c) irrevocably submits to the venue and exclusive jurisdiction of such courts in any such litigation, action or proceeding; (d) irrevocably consents to personal jurisdiction in such courts and further agrees that service of process upon Guarantor may be effected by certified mail to the address provided in Section 14 of this Guaranty or by any other means permitted by law; (e) waives any claim or defense of inconvenient forum; and (f) waives any right to trial by jury. The foregoing shall not preclude WFPC from seeking to enforce this Guaranty in any other court of competent jurisdiction.

          21.      Acknowledgement of Receipt. The Guarantor acknowledges receipt of a copy of this Guaranty, each Credit Document and each other document and agreement executed by the Borrowers in connection with the Obligations. Wells Fargo may conclusively notify Guarantor by notice in writing delivered to Carbiz, Inc. at the address set forth in the preliminary paragraph hereof. The word “including” means “including without limitation” and time is of the essence. The parties hereby acknowledge that they have required this Guaranty and all other agreements and notices required or permitted to be entered into or given pursuant hereto, to be drawn up in the English language only.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

Dated the date and year first set forth above

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

GUARANTOR

CARBIZ, INC.

By: /s/ Carl Ritter
Chief Executive Officer

[ACKNOWLEDGEMENT TO GUARANTY]